                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                              Instron Corporation
                (Name of Registrant as Specified In Its Charter)

                              Instron Corporation
                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1) Title of each class of securities to which transaction applies:

   2) Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act
      Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   4) Proposed maximum aggregate value of transaction:

   5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:

   2) Form, Schedule or Registration Statement No.:

   3) Filing Party:

   4) Date Filed:

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

                                 [INSTRON LOGO]

                            NOTICE OF ANNUAL MEETING

                                                           Canton, Massachusetts

                                                                  April 16, 1999

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Instron Corporation (the "Corporation") will be held at Lombardo's Conference Center, Six Billings Street, Randolph, Massachusetts on Wednesday, May 12, 1999 at 10:00 a.m. for the following purposes:

          1. To elect a class of Directors (2 persons) to serve until the 2002 Annual Meeting of Stockholders; and

          2. To consider and act upon any other matters which may properly come before the Annual Meeting and any adjournments or postponements thereof.

     The Board of Directors has fixed March 19, 1999 as the record date for the Annual Meeting. Only stockholders of record at the close of business on that date are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

                                          By Order of the Board of Directors,

                                          JILL E. PEEBLES, Secretary and Clerk

     REGARDLESS OF HOW MANY SHARES YOU OWN, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE SIGN, DATE AND PROMPTLY MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                              INSTRON CORPORATION
                               100 ROYALL STREET
                          CANTON, MASSACHUSETTS 02021
                                 (781) 828-2500

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD ON WEDNESDAY, MAY 12, 1999

ANNUAL MEETING

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Instron Corporation, a Massachusetts corporation (the "Corporation"), for the Annual Meeting of Stockholders of the Corporation to be held on Wednesday, May 12, 1999 at 10:00 a.m. at Lombardo's Conference Center, Six Billings Street, Randolph, Massachusetts and any adjournments or postponements thereof. At the Annual Meeting, stockholders will consider the matters set forth in the accompanying Notice of Annual Meeting.

RECORD DATE

     This Proxy Statement, the accompanying Notice of Annual Meeting and proxy card are first being sent to stockholders on or about April 16, 1999. The Board of Directors has fixed the close of business on March 19, 1999 as the record date for determining the stockholders entitled to notice of, and to vote at, this meeting and any adjournments or postponements thereof. On that date, there were outstanding 6,956,838 shares of the Corporation's common stock, $1.00 par value (the "Common Stock"), and stockholders are entitled to one vote for each share held by them. The Common Stock constitutes all of the outstanding voting securities entitled to vote at the Annual Meeting.

PROXIES

     THE STOCKHOLDERS OF THE CORPORATION ARE REQUESTED TO SIGN, DATE AND PROMPTLY MAIL THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

     Common Stock represented by properly executed proxies received by the Corporation and not revoked will be voted at the Annual Meeting in accordance with the instructions marked thereon. If the proxy card is properly executed and no choice is specified with respect to any matter, the proxy will be voted in accordance with the recommendation of the Board of Directors with respect to such matter. The Board of Directors recommends a vote "FOR" the election of each of the two nominees for membership in the Board of Directors identified under the heading "Proposal I -- Election of a Class of Directors". In addition, the proxy card authorizes the proxy holders to vote, in their discretion, upon such other business as may properly come before the meeting and any adjournments or postponements thereof. As of the close of business on the 15th day following the Corporation's December 29, 1998 press release announcing the date of the Annual Meeting, the Board of Directors did not receive notice of any stockholder proposals concerning any other matters to be properly brought before the Annual Meeting. (See "Other Matters -- Proposals by Stockholders.") If any other matters shall properly come before the Annual Meeting or any adjournments or postponements thereof, proxies will be voted in accordance with the best judgment of the proxy holders.

     The presence of a stockholder at the Annual Meeting will not automatically revoke a stockholder's proxy. A stockholder may, however, revoke a proxy at any time prior to the voting thereof on any matter by filing with the Clerk of the Corporation a written notice of revocation, or by delivering to the Corporation a duly executed proxy bearing a later date, or by attending the annual meeting and voting in person. The cost of soliciting proxies will be borne by the Corporation. Officers, Directors and other employees of the Corporation (who will not receive additional compensation for doing so) may solicit proxies by mail, telephone, facsimile, in person or by other means. The Corporation may also request persons, firms and corporations holding shares in their names or in the names of their nominees, which shares are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners. The Corporation may reimburse such holders for their reasonable expenses.

                                   PROPOSAL 1

                        ELECTION OF A CLASS OF DIRECTORS

     The Corporation's Board of Directors is divided into three classes, two of which consist of three directors (Classes II and III) and one of which consists of two directors (Class I). One class of Directors is elected each year to serve for a three year term. Class I Directors will be elected at the 1999 Annual Meeting of Stockholders; Class II Directors were elected at the 1997 Annual Meeting of Stockholders; and Class III Directors were elected at the 1998 Annual Meeting of Stockholders. In each case, members of each class will hold office until their successors have been duly elected and qualified.

     The nominees for Class I Directors, Messrs. Burr and Lacey, are presently serving as Directors of the Corporation. Upon execution of the enclosed proxy, the persons named therein will vote for the election of each of the nominees for Class I Directors unless the proxy is marked otherwise or unless one or more nominees are unable or unwilling to serve. Each of the nominees has indicated his willingness to serve, if elected; however, if any nominee should be unable or unwilling to serve, the proxies may be voted for a substitute nominee designated by the Board of Directors or the Board of Directors may reduce the number of Directors.

                       INFORMATION REGARDING THE BOARD OF
                       DIRECTORS' NOMINEES AND DIRECTORS

     The following sets forth information, including principal occupation and business experience for the past five years, regarding Messrs. Burr and Lacey, the Board of Directors' nominees for election as Directors, as well as each Director whose term is not scheduled to expire until the 2000 or 2001 Annual Meeting of Stockholders. Information with respect to the number of shares of Common Stock beneficially owned by each Director, directly or indirectly, as of December 31, 1998, appears under the heading "Security Ownership of Certain Beneficial Owners and Management."

NOMINEES FOR CLASS I DIRECTORS (TERMS EXPIRING AT THE 2002 MEETING)

     GEORGE S. BURR, age 81, has been a Director of the Corporation since 1946. Mr. Burr is retired and currently serves as Vice Chairman of the Board of the Corporation.

     JOHN W. LACEY, age 68, has been a Director of the Corporation since 1987. Mr. Lacey is retired from Control Data Corp. where he served as Executive Vice President.

CLASS II DIRECTORS (TERMS EXPIRE AT THE 2000 MEETING)

     HAROLD HINDMAN, age 81, has been a Director of the Corporation since 1946. Mr. Hindman is retired and currently serves as Chairman of the Board. Prior to April 1990, Mr. Hindman was Chairman of the Board and Chief Executive Officer of the Corporation.

     RICHARD W. YOUNG, age 72, has been a Director of the Corporation since 1983. Dr. Young is retired from Mentor O&O, Inc. (ophthalmic devices) where he served as Chairman and Chief Executive Officer from 1985 to 1990. Dr. Young is also a Director of Mentor Corporation and Bay State Milling Co.

     SHELDON RUTSTEIN, age 64, has been a Director of the Corporation since 1994. Mr. Rutstein is retired from Raytheon Company where he served as Senior Vice President and Chief Financial Officer. Mr. Rutstein is currently a consultant to Raytheon Company and is also a Director of Bradlees Inc.

CLASS III DIRECTORS (TERMS EXPIRE AT THE 2001 MEETING)

     JAMES M. MCCONNELL, age 58, has been a Director, as well as President and Chief Executive Officer, of the Corporation since April 1990. He was formerly employed by Automatic Switch Company, a wholly owned subsidiary of Emerson Electric Co., where he served as President and Chief Executive Officer from 1987 through 1990. He is also a Director of ESCO Electronics Corporation.

     DENNIS J. MOORE, age 60, has been a Director of the Corporation since 1994. Mr. Moore is Chairman and Chief Executive Officer of ESCO Electronics Corporation ("ESCO"), a diversified producer of defense systems and commercial products. From 1990 to 1992 he was President and Chief Operating Officer of ESCO.

     JOHN F. SMITH, age 64, has been a Director of the Corporation since 1994. Mr. Smith was formerly employed by Digital Equipment Corporation where he served as Senior Vice President and Chief Operating Officer. Mr. Smith was formerly President of PerSeptive Biosystems, Inc., a producer of analytical instruments and now a wholly-owned subsidiary of The Perkin Elmer Corporation. He is also a Director of Hadco Corporation, ANSYS Corporation and Texas Micro Inc.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of December 31, 1998, information regarding the ownership of the Corporation's Common Stock by: (i) the stockholders known by the Corporation to be beneficial owners of more than five percent (5%) of the outstanding shares of Common Stock; (ii) each Director and nominee for Director; (iii) each executive officer named in the Summary Compensation Table below; and (iv) all Directors and executive officers of the Corporation as a group:

                                                              NUMBER OF SHARES
                                                                BENEFICIALLY        % OF SHARES
            NAME AND ADDRESS OF BENEFICIAL OWNER                  OWNED(1)          OUTSTANDING
            ------------------------------------              ----------------      -----------
David L. Babson & Co.(2)....................................       757,500             10.9%
  One Memorial Drive
  Cambridge, MA 02142
Dimensional Fund Advisors Inc.(3)...........................       500,000              7.2%
  1299 Ocean Avenue, 11th Floor
  Santa Monica, CA 90401
George S. Burr(4)...........................................       259,206              3.7%
Harold Hindman(5)...........................................       531,354              7.7%
John W. Lacey(6)............................................         2,000                +
James M. McConnell(7).......................................       339,025              4.9%
Dennis J. Moore.............................................         2,500                +
Sheldon Rutstein............................................            --               --
John F. Smith...............................................            --               --
Richard W. Young............................................        25,000                +
Linton A. Moulding(8).......................................        86,273              1.2%
Joseph E. Amaral (9)........................................        76,465              1.1%
William J. Milliken(10).....................................        20,549                +
Yahya Gharagozlou(11).......................................        46,392                +
All Directors and executive officers as a group (17
  persons)(12)..............................................     1,858,175             26.8%

---------------

   + Less than 1%.

 (1) Unless otherwise indicated, the Corporation believes that each of the stockholders listed above has sole voting and investment power with respect to the shares of Common Stock that are beneficially owned by them.

 (2) The number of shares beneficially owned is based on information as set forth on a Schedule 13G dated January 21, 1999. David L. Babson & Co. has sole voting and investment power with respect to 757,700 shares. David L. Babson & Co. is an investment counseling firm managing stock and bond portfolios for a variety of clients, ranging from large personal accounts to Fortune 500 and state government retirement funds.

 (3) The number of shares beneficially owned is based on information as set forth on a Schedule 13G dated February 11, 1999. Dimensional Fund Advisors Inc. ("Dimensional"), an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other investment vehicles, including commingled group trusts collectively, the "Portfolios". In its role as investment advisor and investment manager, Dimensional possesses both voting and investment power over the securities of the Issuer owned by the Portfolios. All securities reported are owned by the Portfolios, and Dimensional disclaims beneficial ownership of such securities.

 (4) The number shown excludes 91,550 shares which are owned by Mr. Burr's wife, as to which Mr. Burr disclaims beneficial ownership.

 (5) The number shown excludes 60,863 shares which are owned by Mr. Hindman's wife, as to which Mr. Hindman disclaims beneficial ownership.

 (6) Mr. Lacey has sole voting and investment power with respect to 1,000 of these shares. The number shown also includes 1,000 shares held by Mr. Lacey's wife.

 (7) Mr. McConnell has sole voting and investment power with respect to 214,525 of these shares, which includes 4,413 shares allocated to Mr. McConnell's account pursuant to the Corporation's 401(k) Plan. The number shown also includes 124,500 shares which Mr. McConnell has the right to acquire within 60 days of December 31, 1998 upon the exercise of stock options granted under the Corporation's stock option plans.

 (8) Mr. Moulding has sole voting and investment power with respect to 31,476 of these shares, which includes 6,476 shares allocated to Mr. Moulding's account pursuant to the Corporation's 401(k) Plan. The number shown also includes 13,547 shares held jointly with his wife and 41,250 shares which Mr. Moulding has the right to acquire within 60 days of December 31, 1998 upon the exercise of stock options granted under the Corporation's stock option plans.

 (9) Mr. Amaral has sole voting and investment power with respect to 32,396 of these shares, which includes 4,215 shares allocated to Mr. Amaral's account pursuant to the Corporation's 401(k) Plan. The number shown also includes 44,069 shares which Mr. Amaral has the right to acquire within 60 days of December 31, 1998 upon the exercise of stock options granted under the Corporation's stock option plans.

(10) Mr. Milliken has sole voting and investment power with respect to 20,549 of these shares, which includes 49 shares allocated to Mr. Milliken's account pursuant to the Corporation's 401(k) plan.

(11) Mr. Gharagozlou has sole voting and investment power with respect to 26,892 of these shares, which includes 1,892 shares allocated to Mr. Gharagozlou's account pursuant to the Corporation's 401(k) Plan. The number shown also includes 19,500 shares which Mr. Gharagozlou has the right to acquire within 60 days of December 31, 1998 upon the exercise of stock options granted under the Corporation's stock option plans.

(12) The figures provided are based on information provided by the Directors and executive officers of the Corporation, except for information concerning shares allocated to the accounts of such persons under the Corporation's 401(k) Plan, which information was provided by the Trustee. The indicated ownership includes 369,664 shares which all executive officers as a group have a right to acquire within 60 days of December 31, 1998 upon the exercise of stock options granted under the Corporation's stock option plans.

     During 1998, the Board of Directors of the Corporation held nine meetings and acted by unanimous written consent on one occasion. Each of the Directors attended at least 75% of the aggregate number of meetings of the Board and of the committees of which he is a member. The Board has standing Audit and Compensation Committees and acts as a nominating committee.

     During 1998, the Audit Committee of the Board (the "Audit Committee") held three meetings. The current members of the Audit Committee are Messrs. Rutstein (Chairman), Lacey and Moore. The functions of the Audit Committee include making recommendations to the Board regarding the selection of the Corporation's independent accountants, reviewing the scope of the annual audit, reviewing fee arrangements for audit and non-audit services and receiving and reviewing the independent accountants' "management letters" and management's responses thereto. In addition, the Audit Committee approves all significant assignments of audit and other work, including tax engagements, performed by the independent accountants, and reports to the Board on the Audit Committee's activities and recommendations.

     During 1998, the Compensation Committee of the Board (the "Compensation Committee") held three meetings. The current members of the Compensation Committee are Messrs. Smith (Chairman) and Young. No member has served as an officer of the Corporation or has any other business relationship or affiliation with the Corporation, except his service as Director. The Compensation Committee recommends to the Board the remuneration arrangements for senior management and Directors and the adoption of compensation plans in which officers and other employees are eligible to participate. The Compensation Committee also selects the recipients and terms of the stock awards granted under the Corporation's stock option and stock incentive plans.

     The Corporation does not maintain a standing nominating committee. The Board selects nominees for election or re-election as Directors and officers. The Board will consider a nominee for election to the Board recommended by a stockholder of record if the stockholder submits the nomination in compliance with the advance notice and other requirements of the Corporation's By-Laws. (See "Other Matters -- Proposals by Stockholders.")

     Directors who are not employees of the Corporation currently earn a director's fee of $22,000 per year plus $700 for attendance at each meeting of the Board or any committee thereof. The Chairman of the Board receives a fee of $38,000 per year. The Chairman of the Board and the Chairman of each Committee also receive $1,200 for attendance at each meeting that they chair.

TRANSACTIONS WITH MANAGEMENT

     The Corporation entered into a consulting agreement with Mr. Hindman effective January 1, 1994, pursuant to which Mr. Hindman agreed to provide consulting services to the Corporation for a period commencing January 1, 1994 and ending June 30, 1999. As compensation for such services, Mr. Hindman is entitled to receive an annual consulting fee of $80,000. The agreement can be terminated by Mr. Hindman upon 30 days prior written notice to the Corporation.

COMPENSATION COMMITTEE REPORT TO STOCKHOLDERS

  Compensation Philosophy

     The Compensation Committee establishes base salaries and performance compensation for executive officers and selects the recipients and terms of the stock awards granted under the Corporation's stock option and stock incentive plans. In determining the appropriate levels of compensation, the committee takes into consideration the recommendations of appropriate officials of the Corporation and independent professional compensation consultants.

     The Compensation Committee's executive compensation philosophy is to provide competitive levels of compensation, integrate management's pay with the achievement of the Corporation's annual and long-term performance goals, reward above average corporate performance, recognize individual initiative and achievement, and assist the Corporation in attracting and retaining qualified management.

     The Compensation Committee endorses the position that the executive officers should share in the risk of the business and, accordingly, a significant portion of each executive's compensation is at risk subject to individual and corporate performance and stock price appreciation.

  Executive Compensation

     Annual compensation for the Corporation's executives consists of three principal elements: base salary, performance compensation and stock awards.

  Base Salaries

     Base salaries for executive officers are targeted to equal 65-80% of total annual cash compensation and are determined by evaluating the responsibilities of the position held and the experience of the individual referenced to compensation surveys for executives at similar companies based on a variety of factors, including financial criteria and industrial classification.

     Salary adjustments are determined by evaluating the competitive marketplace, the performance of the Corporation, the performance of the executive and any change in responsibilities assumed by the executive. Salary adjustments are normally determined and made on an annual basis.

  Performance Compensation

     The Corporation's Incentive Compensation Program is intended to focus attention on annual performance goals which are tied directly to financial performance targets approved by the Board of Directors. The plan targets approximately 20-35% of the executive officer's annual cash compensation to be paid under this program. In the event the individual and the Corporation's goals are not reached, compensation is reduced accordingly; likewise, to the extent that individual and Corporation performance exceeds the plan, additional compensation is paid up to a predetermined maximum. Payments under this plan are determined and paid annually after the close of each fiscal year.

  Stock Awards

     The Corporation's stock incentive program is designed to reward long-term business success and develop a parallel interest between key employees and stockholders. The number of stock awards granted is generally intended to reflect the executive's current and anticipated contributions to the Corporation. Stock award information with respect to executive officers is reflected in the tables included in this Proxy Statement.

  President and Chief Executive Officer 1998 Compensation

     In determining Mr. McConnell's base salary, performance compensation and stock awards for 1998, the Compensation Committee considered both the Corporation's overall performance and Mr. McConnell's individual performance by the same measures described above for determining executive officer compensation. Accordingly, Mr. McConnell's 1998 total annual compensation was $539,945 as compared to $488,447 and $414,008 for 1997 and 1996, respectively.

  Section 162(m) of the Internal Revenue Code

     The SEC requires that this report comment upon the Corporation's policy with respect to Section 162(m) of the Internal Revenue Code of 1986, as amended. This section generally limits the deductibility on the Corporation's tax return of compensation over $1 million to any of the named executive officers of the Corporation unless the compensation is paid pursuant to a plan which is performance-related, non-discretionary and has been approved by the Corporation's stockholders. The Committee's policy with respect to Section 162(m) is to make every reasonable effort to ensure that compensation is deductible to the extent permitted and appropriate while simultaneously providing executives with appropriate rewards for their performance.

     This report was prepared by the Compensation Committee:

            John F. Smith, Chairman
            Dr. Richard W. Young

SUMMARY COMPENSATION TABLE

     The following table sets forth compensation awarded to, earned by or paid to the Chief Executive Officer of the Corporation and the four other most highly compensated executive officers of the Corporation during each of the three years ended December 31, 1998, 1997 and 1996, for services rendered in all capacities to the Corporation and its subsidiaries during such periods. The Corporation has not granted stock appreciation rights to any of its executive officers for such periods. Information is furnished for each fiscal year during which such persons were executive officers.

                                                                          LONG-TERM
                                                                     COMPENSATION AWARDS
                                                 ANNUAL          ----------------------------
                                              COMPENSATION         RESTRICTED      SECURITIES    ALL OTHER
                                          --------------------        STOCK        UNDERLYING   COMPENSATION
NAME AND PRINCIPAL POSITIONS     YEAR     SALARY($)   BONUS($)    AWARDS($)(1)     OPTIONS(#)      ($)(2)
----------------------------    ------    ---------   --------   ---------------   ----------   ------------
James M. McConnell............    1998     325,769    214,176             --             --        4,800
  President and Chief             1997     280,000    208,447        612,500(3)          --        4,750
  Executive Officer               1996     279,808    134,200             --         50,000        4,500
Linton A. Moulding............    1998     165,769     66,585             --             --        4,777
  Chief Financial Officer         1997     149,346     67,165        306,250(3)          --        4,750
                                  1996     132,808     32,560             --         15,000        4,500
Joseph E. Amaral..............    1998     155,500     56,221             --             --        4,800
  Vice President and              1997     142,808     58,200        306,250(3)          --        4,750
  General Manager --              1996     137,846     41,145             --         15,000        4,500
  North America Operations
William J. Milliken...........    1998     155,769     53,544             --             --          865
  Vice President, Corporate       1997(4)   28,846     24,283        351,063(5)          --           --
  Director of Manufacturing
Yahya Gharagozlou.............    1998     149,808     54,096             --             --        4,800
  Vice President, Corporate       1997     124,115     53,166        306,250(3)          --        4,545
  Technical Director              1996     101,384     22,375             --             --        3,334

---------------
(1) Amounts shown represent dollar value on the date of grant of restricted stock granted in each year.

(2) Amount shown represents matching contributions made under the Corporation's 401(k) Plan.

(3) Mr. McConnell was awarded 50,000 shares and Messrs. Moulding, Amaral and Gharagozlou were awarded 25,000 shares of common stock in the form of restricted stock on May 14, 1997, valued at $12.25 per share based on the closing stock price on such date of grant. Based on the December 31, 1998 closing stock price of $17.25, Mr. McConnell's shares of restricted stock had an aggregate value of $862,500 and Messrs. Moulding, Amaral and Gharagozlou's shares of restricted stock had an aggregate value of $431,250. The restricted stock vests after seven years or sooner if certain financial targets are met or upon a change in control. Dividends on the restricted stock awards are paid at the same rate as paid to all stockholders.

(4) Mr. Milliken joined the Corporation in October, 1997, as Vice President, Corporate Director of Manufacturing. Salary for 1997 in the table reflects a partial year.

(5) Mr. Milliken was awarded 20,500 shares of common stock in the form of restricted stock on October 29, 1997, valued at $17.125 per share based on the closing stock price on such date of grant. Based on the December 31, 1998 closing stock price of $17.25, Mr. Milliken's shares of restricted stock had an aggregate value of $353,625. The restricted stock vests after seven years or sooner if certain financial targets are met or upon a change in control. Dividends on the restricted stock awards are paid at the same rate as paid to all stockholders.

SEVERANCE AND OTHER AGREEMENTS

     During the past six years, the Corporation entered into Executive Severance Agreements (the "Agreements") with ten of its current executive officers and five additional key employees. Each Agreement, other than the one for Mr. McConnell, provides that the employee will receive severance benefits if the employment of the employee is terminated by the Corporation (other than for cause or by reason of his death, disability or retirement) or by the employee for "Good Reason" (as defined in the Agreements) within 24 months after a "Change in Control" (as such term is defined in the Agreements). Mr. McConnell's agreement provides that he will receive severance benefits if his employment is terminated for any reason within 24 months after a Change in Control. The Agreements generally provide for the following severance benefits: (i) a lump-sum payment equal to 200% of the employee's "base amount," as such term is defined in Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended (the "Code") and (ii) reimbursement of legal fees and expenses incurred by the employee in seeking to enforce his rights under his Agreement. The Agreements also provide that, subject to certain limitations, the Corporation will provide a "gross-up" payment to an executive officer if he becomes subject to an excise tax pursuant to Section 280G of the Code as a result of receiving change-in-control severance benefits (including the value of accelerated vesting of options and restricted stock).

PENSION PLANS

     The following table sets forth a range of estimated annual retirement benefits under the Corporation's U.S. Employees' Pension Plan (the "Pension Plan") for persons in the compensation and years of service classification specified.

                               PENSION PLAN TABLE

                                                ESTIMATED ANNUAL BENEFIT FOR YEARS OF SERVICE
                                          ----------------------------------------------------------
AVERAGE ANNUAL                                                                              30 OR
COMPENSATION(1)                           10 YEARS    15 YEARS    20 YEARS    25 YEARS    MORE YEARS
---------------                           --------    --------    --------    --------    ----------
  $125,000..............................  $20,833     $31,250     $41,667     $52,083      $ 62,500
   150,000..............................   25,000      37,500      50,000      62,500        75,000
   175,000..............................   29,167      43,750      58,333      72,917        87,500
   200,000..............................   33,333      50,000      66,667      83,333       100,000

---------------
(1) Section 401(a)(17) of the Code limits the compensation taken into account in calculating an employee's retirement benefit. The limit for compensation paid in 1998 was $160,000.

     The calculation for retirement benefits under the Pension Plan is based on average annual compensation (which includes salary and performance compensation) for the highest five full consecutive twelve month periods out of the last ten full consecutive twelve month periods preceeding retirement or termination of employment. As of December 31, 1998, Messrs. Amaral, Gharagozlou, Milliken, Moulding and McConnell were credited with 21, 14, 1, 14 and 9 years of service, respectively, under the Pension Plan. The estimated annual benefit for years of service in the table above is computed on the basis of payment of a straight life annuity at the normal retirement age of 65. The amounts in the table do not reflect plan offsets for certain benefits provided under the Corporation's former Employees' Profit Sharing Retirement Plan nor the required Pension Plan offsets for social security payments.

STOCK OPTION PLANS

     The following table sets forth certain information regarding options exercised in 1998 and options held at December 31, 1998 by the Corporation's executive officers named in the Summary Compensation Table. During the fiscal year ended December 31, 1998, no officer named in the Summary Compensation Table received any stock options.

             AGGREGATE EXERCISES AND FISCAL YEAR-END OPTION VALUES

                                                                                                  VALUE OF
                                                                NUMBER OF SECURITIES             UNEXERCISED
                                                               UNDERLYING UNEXERCISED           IN-THE-MONEY
                                                                  OPTIONS AT FISCAL              OPTIONS AT
                                                                     YEAR END(#)            FISCAL YEAR END($)(1)
                              SHARES ACQUIRED      VALUE      -------------------------   -------------------------
            NAME              ON EXERCISE(#)    REALIZED($)   EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
            ----              ---------------   -----------   -------------------------   -------------------------
James M. McConnell..........      193,422        1,740,798         124,500/37,500             $679,563/$160,938
Linton A. Moulding..........        4,250           21,250          41,250/11,250              227,344/  48,281
Joseph E. Amaral............        --              --              44,069/11,250              245,974/  48,281
William J. Milliken.........        --              --                  --/--                       --/--
Yahya Gharagozlou...........        --              --              19,500/11,000               94,125/  47,344

---------------

(1) Represents the total gain which would be realized if all options, for which the December 31, 1998 stock price of $17.25 was greater than the exercise price, were exercised.

STOCK PERFORMANCE GRAPH

     Set forth below is a line graph comparing the yearly percentage change in the cumulative total stockholder return on the Corporation's Common Stock, based on the market price of the Corporation's Common Stock and assuming reinvestment of dividends, with the total return of companies within the Standard & Poor's 500 Stock Index and the Precision Instruments Industry Index prepared by Value Line, Inc. The calculation of total cumulative return assumes a $100 investment in the Corporation's Common Stock, the S&P 500 Index and the Precision Instruments Industry Index on December 31, 1993.

                                                   INSTRON CORPORATION        STANDARD & POORS 500        PRECISION INSTRUMENT
                                                   -------------------        --------------------        --------------------
'1993'                                                   100.00                      100.00                      100.00
'1994'                                                   113.58                      101.60                      111.74
'1995'                                                   124.12                      139.71                      175.20
'1996'                                                   118.67                      172.18                      212.68
'1997'                                                   177.63                      229.65                      241.91
'1998'                                                   164.00                      294.87                      251.87

                                 OTHER MATTERS

QUORUM; STOCKHOLDER VOTE REQUIRED

     The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. In accordance with the rules of the Securities and Exchange Commission (the "SEC"), a box and a designated space are provided on the enclosed proxy card for stockholders to mark if they wish to "withhold authority" to vote for any of the Corporation's nominees for Directors. In accordance with the Corporation's By-Laws and applicable state law, votes withheld for Directors' nominees, abstentions and "broker non-votes" (that is, shares represented at the meeting which are held by a broker or nominee and as to which (i) instructions have not been received from the beneficial owner or the person entitled to vote and (ii) the broker or nominee does not have discretionary voting power) shall be treated as shares that are present and entitled to vote for purposes of determining whether a quorum is present. The Corporation's By-Laws provide that the election of Directors shall be determined by a plurality of votes cast by stockholders, and thus shares represented by a proxy that withholds authority to vote for a particular nominee or nominees will have no effect on the outcome of voting for the election of Directors.

INDEPENDENT ACCOUNTANTS

     A representative of PricewaterhouseCoopers L.L.P., who have been the independent accountants for the Corporation since August 1992, and who have been appointed by the Board to serve in that capacity for 1999, is expected to be present at the Annual Meeting and will be given an opportunity to make a statement and will also be available to respond to appropriate questions.

PROPOSALS BY STOCKHOLDERS

     For a stockholder proposal to be included in the Corporation's Proxy Statement for the Corporation's 2000 Annual Meeting, it must be received at the principal executive offices of the Corporation on or before December 11, 1999. Such a proposal must comply with the requirements as to form and substance established by the SEC in order to be included in the Corporation's Proxy Statement.

     In addition, the Corporation's By-Laws provide that any stockholder of record wishing to have either a stockholder proposal considered at an Annual Meeting (other than a stockholder proposal included in the Corporation's Proxy Statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934) or a nominee considered for election to the Board must submit written notice of such proposal or nomination and appropriate supporting documentation in accordance with the provisions of the By-Laws. Pursuant to the By-Laws, such written notice and supporting documentation must be delivered to the Corporation at its principal executive offices, 100 Royall Street, Canton, Massachusetts 02021 not less than 75 days nor more than 120 days prior to the date of the scheduled annual meeting; provided, however, that in the event that less than 90 days notice or prior public disclosure of the scheduled date of the meeting is given or made to stockholders, notice by the stockholder must be received no later than the close of business on the 15th day following the day on which such notice of the scheduled date of the meeting was mailed or such disclosure was made, whichever first occurs.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     The Corporation's executive officers and Directors and beneficial owners of more than 10% of its Common Stock are required under Section 16(a) of the Securities Exchange Act of 1934 to file reports of ownership and changes in ownership with the SEC. Copies of those reports must also be furnished to the

Corporation. Based solely on a review of the copies of reports furnished to the Corporation and written representations that no other reports were required, the Corporation believes that during its 1998 fiscal year no person who was a Director, executive officer or greater than 10% beneficial owner of the Corporation's Common Stock failed to file on a timely basis all reports required by Section 16(a).

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE ANNUAL MEETING. YOU ARE URGED TO SIGN, DATE AND PROMPTLY MAIL THE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                                                       411-PS-99

                                     PROXY

                              INSTRON CORPORATION

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby constitutes and appoints James M. McConnell, Linton
A. Moulding and John R. Barrett, and each of them, as proxies with full power to appoint his substitute and authorizes each of them to represent and to vote all shares of Common Stock of Instron Corporation held of record by the undersigned at the close of business on March 19, 1999, at the Annual Meeting of Stockholders of Instron Corporation to be held at Lombardo's Conference Center, Six Billings Street, Randolph, Massachusetts, on Wednesday, May 12, 1999, at 10:00 a.m. (local time), and at any adjournments or postponements thereof.

     WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF THIS PROXY IS PROPERLY EXECUTED AND NO CHOICE IS SPECIFIED BY THE UNDERSIGNED STOCKHOLDER(S) WITH RESPECT TO ANY MATTER, THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS WITH RESPECT TO SUCH MATTER. THE BOARD RECOMMENDS A VOTE "FOR" THE ELECTION OF THE TWO NOMINEES OF THE BOARD OF DIRECTORS LISTED IN PROPOSAL 1. A STOCKHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATION NEED ONLY SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT IN THE ENCLOSED ENVELOPE.

     The undersigned hereby acknowledges receipt of the Notice and Proxy Statement for the 1999 Annual Meeting of Stockholders and hereby revokes any proxy or proxies heretofore given.

------------                                                         -----------
SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
   SIDE                                                                 SIDE
-----------                                                          -----------

INSTRON CORPORATION
c/o EQUISERVE
P.O. BOX 8040
BOSTON, MA 02266-8040



                                                             THIS IS YOUR PROXY.
                                                         YOUR VOTE IS IMPORTANT.


WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS, YOU CAN BE SURE YOUR SHARES ARE REPRESENTED AT THE MEETING BY PROMPTLY RETURNING YOUR PROXY IN THE ENCLOSED ENVELOPE.



                                  DETACH HERE

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
    ALL NOMINEES LISTED IN PROPOSAL 1 BELOW.

    1. ELECTION OF A CLASS OF TWO DIRECTORS
       NOMINEES: George S. Burr and John W. Lacey


          FOR  [ ]            [ ] WITHHELD
          BOTH                    FROM BOTH
       NOMINEES                   NOMINEES


[ ]
   ------------------------------------------------
For both nominees except vote withheld from the Nominee set forth above.




    2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.



    MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW         [ ]



    Where there is more than one holder, each should sign.

    Where signing as an attorney, administrator, executor, guardian or trustee, please add your title as such.

    If executed by a corporation, the proxy should be signed by a duly authorized person, stating title or authority.


    PLEASE SIGN NAME EXACTLY AS SHOWN.


Signature:                                        Date:
          ---------------------------------------      -------------------------


Signature:                                        Date:
          ---------------------------------------      -------------------------

                                  DETACH HERE


                                     PROXY

                              INSTRON CORPORATION

 THIS VOTING INSTRUCTION CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby instructs the VANGUARD FIDUCIARY TRUST COMPANY, as Trustee under the Instron Corporation Savings and Security Plan Trust (the "Plan") to vote (in person or by proxy) all shares of Common Stock of Instron Corporation for which the undersigned has voting rights under the Plan at the close of business on March 19, 1999, (the "Shares") at the Annual Meeting of Stockholders of Instron Corporation to be held at Lombardo's Conference Center, Six Billings Street, Randolph, Massachusetts, on Wednesday, May 12, 1999, at 10:00 a.m. (local time), and at any adjournments or postponements thereof.

     WHEN THIS CARD IS PROPERLY EXECUTED, THE SHARES WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED PARTICIPANT. IF THIS VOTING INSTRUCTION CARD IS PROPERLY EXECUTED AND NO CHOICE IS SPECIFIED BY THE UNDERSIGNED PARTICIPANT WITH RESPECT TO ANY MATTER, THE SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS WITH RESPECT TO SUCH MATTER. THE BOARD RECOMMENDS A VOTE "FOR" THE ELECTION OF THE TWO NOMINEES OF THE BOARD OF DIRECTORS LISTED IN PROPOSAL 1. A PARTICIPANT WISHING TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATION NEED ONLY SIGN AND DATE THIS VOTING INSTRUCTION CARD ON THE REVERSE SIDE AND RETURN IT IN THE ENCLOSED ENVELOPE.

     The undersigned hereby acknowledges receipt of the Notice and Proxy Statement for the 1999 Annual Meeting of Stockholders and hereby revokes any proxy or proxies heretofore given.

------------                                                         -----------
SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
   SIDE                                                                 SIDE
-----------                                                          -----------

INSTRON CORPORATION
c/o EQUISERVE
P.O. BOX 8040
BOSTON, MA 02266-8040



                                           THIS IS YOUR VOTING INSTRUCTION CARD.
                                                         YOUR VOTE IS IMPORTANT.



                                  DETACH HERE

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
    ALL NOMINEES LISTED IN PROPOSAL 1 BELOW.

    1. ELECTION OF A CLASS OF TWO DIRECTORS
       NOMINEES: George S. Burr and John W. Lacey


          FOR  [ ]            [ ] WITHHELD
          BOTH                    FROM BOTH
       NOMINEES                   NOMINEES


[ ]
   ------------------------------------------------
For both nominees except vote withheld from the Nominee set forth above.





    2. In their discretion, the Trustee is authorized to vote (in person or by proxy) upon such other business as may properly come before the meeting or any adjournments thereof.



    MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW       [ ]



    PLEASE SIGN, DATE AND PROMPTLY MAIL YOUR VOTING
    INSTRUCTION CARD IN THE ENCLOSED ENVELOPE.


    PLEASE SIGN NAME EXACTLY AS SHOWN.


Signature:                                        Date:
          ---------------------------------------      -------------------------


Signature:                                        Date:
          ---------------------------------------      -------------------------